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                                                                   EXHIBIT 10.30


                               REMEDY CORPORATION
                      1991 STOCK OPTION/STOCK ISSUANCE PLAN
                  (Restated and Amended Through April 23, 1994)

                                   ARTICLE I

                               GENERAL PROVISIONS

         1.       PURPOSE

         This 1991 Stock Option/Stock Issuance Plan is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

         2.       STRUCTURE OF THE PLAN

         The Plan shall be divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. Under the Option Grant Program, eligible individuals may be granted options to purchase shares of the Corporation's Common Stock at a discount of up to 15% of the fair market value of such shares on the grant date.

         The Stock Issuance Program shall allow eligible individuals to effect immediate purchases of the Corporation's Common Stock at discounts from the fair market value of such shares of up to 15%. Such shares may be fully-vested when issued or may vest over time.

         The provisions of Articles I and IV of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals in the Plan.

         3.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.


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                  (b)      The Plan Administrator (either the Board or the
Committee, to the extent the Committee is at the time responsible for the administration of the Plan) shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

         4.       OPTION GRANTS AND SHARE ISSUANCES

                  (a) The persons eligible to receive option grants pursuant to the Option Grant Program ("Optionee") and/or share issuances under the Stock Issuance Program ("Participant") are limited to the following:

                           (i)      key employees (including officers and
directors) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations);

                           (ii)     the non-employee members of the Board or the
non-employee members of the board of directors of any parent or subsidiary corporations; and

                           (iii)    those consultants who provide valuable
services to the Corporation (or its parent or subsidiary corporations).

                  (b) The Plan Administrator shall have full authority to determine, (I) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (II) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

                  (c) The Plan Administrator shall have the absolute discretion either to grant options in accordance with Article II of the Plan or to effect share issuances in accordance with Article III of the Plan.

         5.       STOCK SUBJECT TO THE PLAN

                  (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock ("Common Stock"). The maximum number of shares which may be issued over the term of the Plan shall not exceed 2,166,626 shares of Common



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Stock*. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of Section 5(c).

                  (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised prior to expiration or termination and (ii) outstanding options cancelled in accordance with the cancellation-regrant provisions of Section 5 of Article II will be available for subsequent option grants or stock issuances under the Plan. The shares which shall NOT be available for subsequent option grants or stock issuances under the Plan include shares issued under either the Option Grant Program or the Stock Issuance Program (whether as vested or unvested shares) which are repurchased by the Corporation.

                  (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                  (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

         6.       DEFINITIONS

         The following definitional provisions shall be in effect for all purposes under the Plan:

                  A.       BOARD means the Board of Directors of Remedy
                           Corporation.

                  B. CODE means the Internal Revenue Code of 1986, as amended.

                  C. CORPORATION means Remedy Corporation, a Delaware corporation.

                  D. CORPORATE TRANSACTION means one or more of the following transactions:

                           (i)      a merger or consolidation in which the
Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the assets of the Corporation, or



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     * Reflects the two-for-one stock split effective April 14, 1994.


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                           (iii)    any reverse merger in which the Corporation
is the surviving entity but in which all of the Corporation's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary.

                  E. EMPLOYEE means an individual who IS in the employ of the Corporation or one or more Parent or Subsidiary corporations. An Optionee or Participant shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  F. EXERCISE DATE shall be the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such notice shall be in the form of a stock purchase agreement incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under the option.

                  G. FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i)      If the Common Stock is not at the time
listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the close selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (ii)     If the Common Stock is at the time listed or
admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (iii)    If the Common Stock is at the time neither
listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subparagraphs (i) and (ii) above would not otherwise result in a true and accurate valuation of the Common Stock, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

                  H. INCENTIVE Option means an incentive stock option which satisfies the requirements of Section 422 of the Code.


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                  I.       NON-STATUTORY OPTION means an option not intended to
meet the statutory requirements prescribed for an Incentive Option.

                  J. PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  K. PERMANENT DISABILITY means the inability of an individual to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expect to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  L. PLAN means this 1991 Stock Option/Stock Issuance Plan of the Corporation.

                  M. PLAN ADMINISTRATOR means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with Article I Section 3.

                  N. SERVICE means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant, except to the extent a different meaning is assigned to such term in the option agreement evidencing the option grant, the purchase agreement evidencing the purchased option shares or the issuance agreement evidencing any direct stock issuance. An Optionee or Participant shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

                  O. SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  P. 10% SHAREHOLDER means the owner of stock (as determined under Section 424(d) of the Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

                                   ARTICLE II

                              OPTION GRANT PROGRAM

         1.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the discretion of the Plan Administrator, be either Incentive Options or Non-Statutory


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Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section 2 of this Article II.

                  (a)      OPTION PRICE.

                           (1)      The option price per share shall be fixed by
the Plan Administrator; PROVIDED, however, that in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

                           (2)      If the individual to whom the option is
granted is at the time a 10% Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the grant date.

                           (3)      The option price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Article IV, Section 1, be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                                    (i)      in shares of Common Stock held by
the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (ii)     through a special sale and
remittance procedure pursuant to which the Optionee (I) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

                  (b) TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date, and no option granted to a 10% Shareholder shall have a term in excess of five (5) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                  (c)      TERMINATION OF SERVICE.

                           (1)      Should the Optionee cease to remain in
Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under the


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Plan, then each such option shall (except to the extent otherwise provided pursuant to Section 6 of this Article II) only remain exercisable for the limited period of time (not to exceed twelve (12) months after the date of such cessation of Service) specified by the Plan Administrator in the option agreement. In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                           (2)      Any option granted to an Optionee under the
Plan and exercisable in whole or in part on the date of the Optionee's death may subsequently be exercised by the personal representative of the Optionee's estate or by the person 6r persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The maximum number of shares for which such option may be exercised shall be limited to the number of shares (if any) for which the option is exercisable on the date of the Optionee's cessation of Service. Any such exercise of the option must be effected prior to the EARLIER of (i) the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                  (d) SHAREHOLDER RIGHTS. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

                  (e) REPURCHASE RIGHTS. The shares of Common Stock issued under the Plan shall be subject to certain repurchase rights of the Corporation in accordance with the following provisions:

                           UNVESTED SHARES. The Plan Administrator shall have
the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the option price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such right. In no event, however, may the Plan Administrator impose a vesting schedule upon any option granted under the Plan or any shares of Common Stock issued under the Plan which is more restrictive than 20% per year annual vesting, beginning one year after the grant date of the option.

                           The repurchase right shall be assignable to any
person or entity selected by the Corporation, including one or more of the Corporation's shareholders. However, if the selected assignee is other than a Parent or Subsidiary corporation, then the assignee must make a cash payment to the Corporation, upon the assignment of the repurchase right, in an amount equal to the EXCESS (if any) of the fair market value of the unvested shares at the time subject to the assigned right OVER the aggregate repurchase price payable for such unvested shares.


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                           All outstanding repurchase rights under the Plan
shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                           FIRST REFUSAL RIGHTS. Until such time as the
Corporation's outstanding shares of Common Stock are first registered under
Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions established by the Plan Administrator and set forth in the instrument evidencing such right.

         2.       INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

                  (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the grant date.

                  (b) DOLLAR LIMITATION. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                  Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

         3.       CORPORATE TRANSACTION

                  (a) Upon the occurrence of any Corporate Transaction, each option outstanding under the Plan shall immediately terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

                  (b) Each outstanding option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same


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number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  (c) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.       CANCELLATION AND NEW GRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date (or one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value).

         5.       EXTENSION OF EXERCISE PERIOD

         The Plan Administrator shall have full power and authority to extend (either at the time while the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                                  ARTICLE III

                             STOCK ISSUANCE PROGRAM

         1.       TERMS AND CONDITIONS OF STOCK ISSUANCES

         Shares of Common Stock shall be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") which complies with each of the terms and conditions of this Article III.

                  (a)      ISSUE PRICE

                           (1)      Shares may, in the absolute discretion of
the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of the issued shares. Under no circumstances, however, shall any shares be issued hereunder for


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consideration valued by the Plan Administrator at less than eighty-five percent
(85%) of the Fair Market Value of such shares at the time of issuance.

                           (2)      Shares shall be issued under the Plan for
such consideration as the Plan Administrator shall from time to time determine, provided that in no event shall shares be issued for consideration other than

                                    (A)      cash or check payable to the
Corporation,

                                    (B)      promissory note payable to the
Corporation's order, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify, or

                                    (C)      services rendered.

                  (b)      VESTING SCHEDULE

                           (1)      The interest of a Participant in
the shares of Common Stock issued to him/her under the Plan may, in the absolute discretion of the Plan Administrator, be fully and immediately vested- upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4). Except as otherwise provided in subsection
(b)(2), the Participant may not transfer any purchased shares in which he/she does not have a vested interest. Accordingly, all unvested shares issued under the Plan shall bear the restrictive legend specified in subsection (c)(1), until such legend is removed in accordance with subsection (c)(2). The Participant, however, shall have all the rights of a shareholder with respect to the shares of Common Stock issued to him/her hereunder, whether or not his/her interest in such shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements under subsection (b)(4) applicable to the unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           (2)      As used in this Article III, the term
"transfer" shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of such shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his/her spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the Purchase Agreement executed by the Participant at the time of his/her acquisition of the gifted shares.

                           (3)      Should the Participant cease Service for any
reason while his/her interest in the Common Stock remain unvested, then the Corporation shall have the right to repurchase, at the original purchase price paid by the Participant, all or (at the discretion of the

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Corporation and with the consent of the Participant) any shares in which the
Participant in not at the time vested, and the Participant shall thereafter cease to have any further shareholder rights with respect to the repurchased shares.

                           (4)      Any shares of Common Stock issued under the
Stock Issuance Program which are not vested at the time of such issuance shall vest in one or more installments thereafter. The elements of the vesting schedule, namely the performance or service objectives to be completed or achieved, the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and specified in the Issuance Agreement. In no event, however, may the Plan Administrator impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year annual vesting, beginning one year after the issue date of the Common Stock.

                           (5)      The Plan Administrator may in its discretion
elect not to exercise, in whole or in part, its repurchase rights with respect to any unvested Common Stock or other assets which would otherwise at the time be subject to repurchase pursuant to the provisions of subsection (b)(3).

                           (6)      No shares of Common Stock or other assets
shall be issued or delivered under this Plan unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there shall have been compliance with all applicable requirements of the Federal and state securities exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

                  (c)      STOCK LEGENDS

                           (1)      Each certificate representing unvested
shares of Common Stock (or other securities) issued under the Stock Issuance Program shall bear a restrictive legend substantially as follows:

                  "The securities represented by this certificate are subject to repurchase by the Corporation pursuant to the provisions of the Stock Issuance Agreement between the Corporation and the registered holder of the securities (or his/her predecessor in interest), a copy of which is on file at the principal office of the Corporation."

                           (2)      As the interest of the Participant vests
with respect to any stock certificate representing shares acquired under the Stock Issuance Program, the Corporation shall, upon the Participant's delivery of such certificate during the period or periods designated each year by the Plan Administrator, issue a new certificate for the vested shares without the restrictive legend of subsection (c)(1) and a second certificate for the balance of the shares with such legend. If the Corporation repurchases any unvested shares of the Participant pursuant to the provisions of subsection (b)(3), the Corporation shall at the time the repurchase is effected deliver a new certificate, without the restrictive legend of subsection (c)(1), representing the number of shares (if

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any) in which the Participant is vested and which are accordingly no longer subject to repurchase by the Corporation.

                  (d) RIGHT OF FIRST REFUSAL. Until such time as the Corporation's outstanding shares of Common Stock are first registered under
Section 12(g) of the 1934 Act, the Corporation shall have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other mode of transfer) of one or more shares of such Common Stock. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument evidencing such right.

         2.       CORPORATE TRANSACTION

         All of the Corporation's outstanding repurchase rights under this
Article III shall automatically terminate upon the occurrence of a Corporate Transaction, except to the extent: (i) the Corporation's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination of repurchase rights are precluded by other limitations imposed by the Plan Administrator by the terms of the applicable Issuance Agreements.

                                   ARTICLE IV

                                  MISCELLANEOUS

         1.       LOANS

                  (a) The Plan Administrator may assist any Optionee or Participant (including an Optionee or Participant who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by

                           (i)      authorizing the extension of a loan from the
Corporation to such Optionee or Participant, or

                           (ii)     permitting the Optionee or Participant to
pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

                  (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each Optionee or Participant may not exceed the SUM of (A) the aggregate option price or purchase price payable for the purchased shares (less the par value payable for the purchased shares) plus (B) any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

                  (c) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

         2.       AMENDMENT OF THE PLAN AND AWARDS

                  (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article I, Section 5(c)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or
(iii) materially modify the eligibility requirements for participation in the Plan.

                  (b) (i) Options to purchase shares of Common Stock may be granted under the Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, whether as stock option grants or direct stock issuances, then (I) any unexercised options representing such excess shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund to the Optionees and Participants the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

         3.       EFFECTIVE DATE AND TERM OF PLAN

                  (a) The Plan was initially adopted by the Board on September 18, 1991. On April 27, 1992, the Board amended the Plan to increase the number of shares issuable thereunder by 50,000 shares to a total of 765,500 shares, and the shareholders approved the amended Plan on the same date. The Board amended and restated the Plan on September 24, 1993 to increase the number of shares issuable thereunder by 211,828 shares to a total of 927,328 shares. The increase was approved by the Corporation's shareholders on November 2, 1993. On April 14, 1994, the Corporation effected a two-for-one stock split. All share numbers prior to this date are pre-split; all share numbers after this date reflect the two-for-one stock split. On April 23, 1994 the Board adopted a further increase in the maximum aggregate number of shares issuable over the term of the Plan to 2,166,626 shares, subject to stockholder approval of the 311,970-share increase within twelve (12) months of the date of approval by the Board. Options may be granted in reliance on the 311,970-share increase prior to approval of such increase by the Corporation's stockholders but no option granted in reliance on such increase shall become exercisable, in whole or in part, unless and until the increase shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the increase, then all options previously granted in reliance on such increase shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

                  (b) The Plan shall terminate upon the EARLIER of (i) September 17, 2001 or (ii) the date on which all shares available for issuance under the Plan have been issued or cancelled pursuant to the exercise of options granted under Article II or the issuance of shares under Article III. If the date of termination is determined under clause (i) above, then no options outstanding on such date under Article II and no shares issued and outstanding on such date under Article III shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such
Article II options and the stock purchase agreements evidencing the issuance of such Article III shares.

         4.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

         5.       WITHHOLDING

         The Corporation's obligation to deliver shares upon the exercise of any options granted under Article II or upon the purchase of any shares issued under
Article III shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

         6.       REGULATORY APPROVALS

         The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

         7.       FINANCIAL REPORTS

         The Corporation shall deliver financial and other information regarding the Corporation, on an annual or more frequent basis, to each individual holding an outstanding option under and each participant in the Plan, to the extent the Corporation is required to provide such information pursuant to Section
260.140.46 of the Rules of the California Corporations Commissioner.

                               REMEDY CORPORATION
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following option grant (the "Option") made to purchase shares of Remedy Corporation (the "Company") common stock (the "Common Stock"):

         OPTIONEE:  1~

         GRANT DATE:  2~

         VESTING COMMENCEMENT DATE:  3~

         OPTION PRICE:  $4~ per share

         NUMBER OF OPTION SHARES:  5~ shares

         EXPIRATION DATE:  6~

         TYPE OF OPTION:  Incentive Stock Option

         EXERCISE SCHEDULE:  Immediately Exercisable

         VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Company at the Option Price paid per share. Provided Optionee remain in Service (as defined in the attached Stock Purchase Agreement), the Company's Repurchase Right will lapse with respect to, and the Optionee shall acquire a vested interest in, (i) twenty-five percent (25%) of the Option Shares one (1) year after the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments over each of the next thirty-six (36) months of Service thereafter. In no event shall any additional Option Shares vest after the Optionee's cessation of Service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Remedy Corporation 1991 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A. Optionee understands that the terms and conditions applicable to any Option Shares purchased thereunder are as set forth in the Stock Purchase Agreement attached hereto as EXHIBIT B.

         Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as EXHIBIT C.

         REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE

SUBJECT TO CERTAIN REPURCHASE RIGHTS AND/OR RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE COMPANY AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE OPTION SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

Dated:  ___________________, 199___



                            REMEDY CORPORATION

                            By:
                                 -----------------------------------------------

                            Title:
                                   ---------------------------------------------

                            ----------------------------------------------------
                            L~, OPTIONEE

                            Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                    EXHIBIT A
                             STOCK OPTION AGREEMENT
                                   WITNESSETH:

RECITALS

         A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board and consultants who contribute to the financial success of the Company.

         B. Optionee is an individual who is to render valuable services to the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

         C. Capitalized terms used in this Agreement shall unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 20 of this Agreement.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the Option Price per share specified in the Grant Notice.

         2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5 or 6.

         3. OPTION NONTRANSFERABLE; EXCEPTION. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following the Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

         4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the option becomes exercisable in one or more installments, the installments shall accumulate and the option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the option term under Paragraph 5 or Paragraph 6 of this Agreement.

         5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

                  (i)      Except as otherwise provided in subparagraph (ii) or
(iii) below, should Optionee cease to remain in Service while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                  (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be exercisable, upon the EARLIER of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (B) the Expiration Date.

                  (iii) Should Optionee become Permanently Disabled and cease by reason thereof to remain in Service while this option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

                  (iv) During the limited period of exercisability applicable under subparagraphs (i), (ii) or (iii) above, this option may be exercised for any or all of the Option Shares in which the Optionee is, at the time, of cessation of Service, vested in accordance with the vesting schedule specified in the Grant Notice. However, this option shall immediately, upon Optionee's cessation of Service, terminate and cease to be outstanding for any Option Shares in which the Optionee is not at that time vested.

         6.       CORPORATE TRANSACTION.

                  A. Upon the consummation of any Corporate Transaction this option shall terminate and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof.

                  B. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7.       ADJUSTMENT IN OPTION SHARES.

                  A. In the event any change is made to the Company's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                  B. If this option is to be assumed or is otherwise to remain outstanding after the Corporate Transaction, then this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate

Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, PROVIDED the aggregate Option Price payable hereunder shall remain the same.

         8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

         9.       MANNER OF EXERCISING OPTION.

                  A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                           (i)      Execute and deliver to the Secretary of the
Company the Purchase Agreement;

                           (ii)     Pay the aggregate Option Price for the
purchased shares in one of the following alternative forms:

                                    (1)      full payment in cash or check; or

                                    (2)      any other form approved by the Plan
Administrator at the time of exercise in accordance with the provisions of Paragraph 15*

                           (iii)    Furnish to the Company appropriate
documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                  B. Should the Company's outstanding common stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the Option Price may also be paid as follows:

                           (i)      in shares of the Common Stock held by the
Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (ii)     to the extent exercised for vested Option
Shares, through a special sale and remittance procedure pursuant to which the Optionee (A) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such





--------------------------

         * Authorization of a loan or installment payment method under such provisions may, under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

purchase and (II) concurrently provides written directives to the Company to deliver the certificates for the purchased shares directly to such broker-dealer in order to effect the sale transaction.

                  C. Except to the extent the special sale and remittance procedure is utilized to exercise this option, payment of the Option Price must accompany the delivery of the Purchase Agreement. As soon after such payment as practical the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

                  D. In no event may this option be exercised for any fractional shares.

         10. REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT.

         11.      COMPLIANCE WITH LAWS AND REGULATIONS.

                  A. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

                  B. In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

         12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

         13.      LIABILITY OF COMPANY.

                  A. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the applicable provisions of
Article IV of the Plan.

                  B. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

         14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         15. LOANS. The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Company or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

         16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

         17. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

         18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  A. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

                  B. In the event this option is designated as immediately exercisable in the Grant Notice, this option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18.B would not be contravened.

                  C. In the event this option is designated as an installment option in the Grant Notice, no installment under this option (whether annual or monthly) shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this option or one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

                  D. Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as incentive stock options shall be applied on the basis of the order in which such options are granted.

                  E. To the extent this option should fail to qualify as an incentive stock option under the Federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to such compensation income.

         19. ADDITIONAL TERMS APPLICABLE TO A NON-STATUTORY STOCK OPTION. In the event this option is designated a non-statutory stock option in the Grant Notice, Optionee hereby agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

         20. DEFINITIONS. The following definitional provisions shall be in effect for all purposes under this Agreement:

         BOARD means the Board of Directors of Remedy Corporation.

         COMMON STOCK means the common stock of Remedy Corporation.

         COMPANY means Remedy Corporation, a Delaware corporation.

         CORPORATE TRANSACTION means one or more of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary.

         EMPLOYEE means an individual who is in the employ of the Company or any Parent or Subsidiary corporation. An optionee shall be considered to be an Employee for so long as such individual remain in the employ of the Company or any Parent or Subsidiary corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         EXERCISE DATE shall be date on which the executed Purchase Agreement for one or more Option Shares is delivered to the Company in accordance with Paragraph 9 of this Agreement.

         FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator otherwise determines that the valuation provisions of subparagraphs (i) and (ii) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

         GRANT DATE means the date specified in the Grant Notice as the date on which the option was granted to the Optionee under the Plan.

         GRANT NOTICE means the Notice of Grant of Stock Option which accompanies this Agreement.

         INCENTIVE STOCK OPTION means an incentive stock option which satisfies the requirements of Section 422 of the Code.

         NON-STATUTORY STOCK OPTION means an option not intended to meet the statutory requirements prescribed for an Incentive Stock Option.

         OPTION SHARES means the total number of shares indicated in the Grant Notice as purchasable under this option.

         OPTIONEE means the individual identified in the Grant Notice as the person to whom this option has been granted under the Plan.

         OPTION PRICE means the exercise price per share to be paid by the Optionee for the exercise of this option. The Option Price is indicated in the Grant Notice.

         PARENT corporation means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PERMANENTLY DISABLED or PERMANENT DISABILITY means the inability of an individual to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expect to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         PLAN means this 1991 Stock Option/Stock Issuance Plan of the Company.

         PLAN ADMINISTRATOR means either the Board or a committee of two or more Board members, to the extent such committee may at the time be responsible for plan administration.

         PURCHASE AGREEMENT means the stock purchase agreement, in substantially the form of Exhibit B to the Grant Notice, which is to be executed in connection with the exercise of this option for one or more Option Shares.

         SERVICE means the performance of services for the Company or any Parent or Subsidiary corporation by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Company or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

         SUBSIDIARY corporation means each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                                                               REPURCHASE RIGHT
                                                         RIGHT OF FIRST REFUSAL

                            STOCK PURCHASE AGREEMENT

         AGREEMENT made as of this _______ day of _________________, 19__, by and among the Company, L~, the Optionee and _________________ the Optionee's spouse.

         Except to the extent the context clearly indicates otherwise, each capitalized term used in this Agreement shall have the meaning assigned to such term in Article XI.

         1.       EXERCISE OF OPTION

                  1.1 EXERCISE. Optionee hereby purchases ___________ shares of Common Stock ("Purchased Shares") pursuant to that certain option ("Option") granted Optionee on 2~ to purchase up to 5~ shares of Common Stock under the Plan at an option price of $4~ per share ("Option Price").

                  1.2 PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary of the Company, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as EXHIBIT I) with respect to the Purchased Shares.

                  1.3 DELIVERY OF CERTIFICATES. The certificates representing the Purchased Shares hereunder shall be held in escrow by the Corporate Secretary of the Company in accordance with the provisions of Article VII.

                  1.4 SHAREHOLDER RIGHTS. Until such time as the Company actually exercises its Repurchase Right, First Refusal Right or Special Purchase Right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article VII subject, however, to the transfer restrictions of Article IV.

         2.       SECURITIES LAW COMPLIANCE

                  2.1 EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges previous receipt of a copy of the documentation for such Plan, delivered at the time of the option grant, in the form of Exhibit C attached to the Grant Notice.

                  2.2      RESTRICTED SECURITIES.

                           A.       Optionee hereby confirms that Optionee has
been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act.

                           B.       Upon the expiration of the ninety (90)-day
period immediately following the date on which the Company first becomes subject to the reporting requirements of the Exchange Act, the Purchased Shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Company for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Company nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than three (3) years following payment in cash of the Option Price therefor) will be applicable to the sale.

                           C.       Should the Company not become subject to the
reporting requirements of the Exchange Act then Optionee may, provided he/she is not at the time an affiliate of the Company (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of three (3) years following the payment in cash of the Option Price for such shares.

                  2.3 DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 4.1) unless and until:

                           (a)      Optionee shall have notified the Company of
the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                           (b)      Optionee shall have complied with all
requirements of this Agreement applicable to the disposition of the Purchased Shares;

                           (c)      Optionee shall have provided the Company
with written assurances, in form and substance satisfactory to the Company, that
(i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken; and

                           (d)      Optionee shall have provided the Company
with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Commissioner Rules identified in paragraph 2.5.

                  The Company shall NOT be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

                  2.4 RESTRICTIVE LEGENDS. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or more of the following legends:

                           (i)      "The shares represented by this certificate
have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

                           (ii)     "It is unlawful to consummate a sale or
transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner Rules."

                           (iii)    "This certificate and the shares represented
hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated _______________, 19___ between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Company (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Company's shares or upon termination of service with the Company. The Company will upon written request furnish a copy of such agreement to the holder hereof without charge."

                  2.5 RECEIPT OF COMMISSIONER RULES. Optionee hereby acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as EXHIBIT II to this Agreement.

         3.       SPECIAL TAX ELECTION

                  3.1 SECTION 83(b) ELECTION ALLOCABLE TO THE EXERCISE OF A NON-STATUTORY STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of a NON-STATUTORY STOCK OPTION, as specified in the Grant Notice, then the Optionee understands that under Section 83 of Code, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Option Price paid for such shares will be reportable as ordinary income at that time. For such purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article V of this Agreement. Optionee understands that he/she may elect under Section 83(b) of the Code to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares at the date of this Agreement equals the Option Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT III HERETO. OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

                  3.2 CONDITIONAL SECTION 83(b) ELECTION APPLICABLE TO THE EXERCISE OF AN INCENTIVE STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of an INCENTIVE STOCK OPTION under the Federal tax laws, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

                           A.       For regular tax purposes, no taxable income
will be recognized at the time the Option is exercised.

                           B.       The excess of (i) the fair market value of
the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over
(ii) the Option Price paid for the Purchased Shares will be includible in the Optionee's taxable income for alternative minimum tax purposes.

                           C.       If the Optionee makes a disqualifying
disposition of the Purchased Shares, then the Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (i) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (ii) the Option Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                           D.       For purposes of the foregoing, the term
"forfeiture restrictions" will include the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article V of this Agreement. The term "disqualifying disposition" means any sale or other disposition*of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the execution date of this Agreement.






------------------------------

     * Generally, a disposition of shares purchased under an incentive stock option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners a pledge, a transfer by bequest of inheritance of certain tax free exchanges permitted under the Code.

                           E.       In the absence of final Treasury Regulations
relating to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under
Section 83(b) of the Code which would limit (I) the Optionee's alternative minimum taxable income upon exercise and (II) the Optionee's ordinary income upon a disqualifying disposition, to the excess of (i) the fair market value of the Purchased Shares on the date the Option is exercised over (ii) the Option Price paid for the Purchased Shares. THE APPROPRIATE FORM FOR MAKING SUCH A PROTECTIVE ELECTION IS ATTACHED AS EXHIBIT IV TO THIS AGREEMENT AND MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN THIRTY (30) DAYS AFTER THE DATE OF THIS AGREEMENT. HOWEVER, SUCH ELECTION IF PROPERLY FILED WILL ONLY BE ALLOWED TO THE EXTENT THE FINAL TREASURY REGULATIONS PERMIT SUCH A PROTECTIVE ELECTION.

                  3.3 OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

         4.       TRANSFER RESTRICTIONS

                  4.1 RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Company's Repurchase Right under Article V. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article VI. Such restrictions on transfer, however, shall NOT be applicable to (i) a gratuitous transfer of the Purchased Shares PROVIDED AND ONLY IF the Optionee obtains the Company's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

                  4.2 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Company's Repurchase Right and the Company's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.3, to the same extent such shares would be so subject if retained by the Optionee.

         4.3      MARKET STAND-OFF PROVISIONS.

                  A. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering. Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; PROVIDED, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 43 shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect.

                  B. Owner shall be subject to the market stand-off provisions of this paragraph 43 PROVIDED AND ONLY IF the officers and directors of the Company are also subject to similar arrangements.

                  C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 43, to the same extent the Purchased Shares are at such time covered by such provisions.

                  D. In order to enforce the limitations of this paragraph 43, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

         5.       REPURCHASE RIGHT

                  5.1 GRANT. The Company is hereby granted the Repurchase Right, exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Company and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee has not acquired a vested interest in accordance with the vesting provisions of paragraph 5.3.

                  5.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

                  5.3 TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which the Optionee vests in accordance with the vesting schedule specified in the Grant Notice. All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Company and its assignees under Article VI, (ii) the market stand-off provisions of paragraph 4.3 and (iii) the Special Purchase Right under
Article VIII.

                  5.4 AGGREGATE VESTING LIMITATION. The number of shares in which the Optionee is vested as of any date shall be determined by taking into account any Prior Purchase Agreements. In the event Optionee is a party to one or more such Prior Purchase Agreements, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 5.3, had all the Purchased Shares been acquired exclusively under this Agreement.

                  5.5 FRACTIONAL SHARES. No fractional shares shall be repurchased by the Company. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 5.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

                  5.6 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without the Company's receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; PROVIDE, however, that the aggregate purchase price shall remain the same.

                  5.7      CORPORATE TRANSACTION.

                           A.       Immediately prior to the consummation of any
Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase

Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

                           B.       To the extent the Repurchase Right remains
in effect following such Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure; PROVIDED however, that the aggregate purchase price shall remain the same.

         6.       RIGHT OF FIRST REFUSAL

                  6.1 GRANT. The Company is hereby granted the First Refusal Right, exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article V. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

                  6.2 NOTICE OF INTENDED DISPOSITION. In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares, Owner shall promptly (i) deliver the Disposition Notice to the Corporate Secretary of the Company, specifying the terms and conditions of the offer and identifying the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

                  6.3 EXERCISE OF RIGHT. The Company (or its assignees) shall for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions as those specified therein or upon such other terms and conditions (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of the Exercise Notice to Owner prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Company for purchase.

         Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Company. The closing shall then be held on the LATER of (i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such cash valuation shall have been made.

                  6.4 NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; PROVIDED, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Company's Repurchase Right under Article V and the Company's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph 2.2(a) and (ii) the market stand-off provisions of paragraph 4-3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

                  6.5 PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                           (a)      sale or other disposition of all the Target
Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

                           (b)      sale to the Company (or its assignees) of
the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

                           Failure of Owner to deliver timely notification to
the Company under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                  6.6 RECAPITALIZATION. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without the Company's receipt of consideration or in the event of any Reorganization, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Company's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

                  6.7 LAPSE. The First Refusal Right under this Article VI shall lapse and cease to have effect upon the EARLIEST to occur of (i) the first date on which shares of the Company's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Company's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.3 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

         7.       ESCROW

                  7.1 DEPOSIT. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporate Secretary of the Company to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Corporate Secretary of the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow.

                  7.2 RECAPITALIZATION. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without the Company's receipt of consideration or in the event of any Reorganization, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this
Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

                  7.3 RELEASE/SURRENDER. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                           (i)      Should the Company (or its assignees) elect
to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Option Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

                           (ii)     Should the Company (or its assignees) elect
to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

                           (iii)    Should the Company (or its assignees) elect
not to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with provisions of paragraph 6.4.

                           As the interest of the Optionee in the Unvested
Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                                    a.       The initial release of vested
shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve
(12)-month period measured from the Vesting Commencement Date (as specified in the Grant Notice).

                                    b.       Subsequent releases of vested
shares (or other vested assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur eighteen (18) months after the Vesting Commencement Date.

                                    c.       Upon the Optionee's cessation of
Service, any escrowed Purchased Shares (or other assets or securities) in which the Optionee is at the time vested shall be promptly released from escrow.

                                    d.       Upon any earlier termination of the
Company's Repurchase Right in accordance with the applicable provisions of
Article V, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

                           (b)      All Purchased Shares (or other assets or
securities) released from escrow in accordance with the provisions of subparagraph (iv) above shall nevertheless remain subject to (I) the Company's First Refusal Right under Article VI until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.3 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article VIII.

         8.       MARITAL DISSOLUTION OR LEGAL SEPARATION

                  8.1 GRANT. In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Company shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Company's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

                  8.2 NOTICE OF DECREE OR AGREEMENT. The Optionee shall promptly provide the Secretary of the Company with the Dissolution Notice. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

                  8.3 EXERCISE OF SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of the Purchase Notice to the Optionee and the Optionee's spouse within thirty (30) days after the Company's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased, the date the purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Secretary of the Company the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

                  If the Optionee's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Company in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Company and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Company and the Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; PROVIDED, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Company shall have the right, exercisable prior to the expiration of such five
(5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

                  8.4 LAPSE. Special Purchase Right under this Article VIII shall lapse and cease to have effect upon the EARLIER to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

         9.       GENERAL PROVISIONS

                  9.1 ASSIGNMENT. The Company may assign its Repurchase Right under Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company.

                  If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary corporation of the Company or (ii) the parent corporation owning one hundred percent (100%) of the Common Stock, then such assignee might make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

                  9.2 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

                  9.3 NOTICES. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or
(ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States, mail registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.3 to all other parties to this Agreement.

                  9.4 NO WAIVER. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under
Article V, or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI, or the failure of the Company (or its assignees) in any instance to exercise the Special Purchase Right granted under Article VIII shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  9.5 CANCELLATION OF SHARES. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         10.      MISCELLANEOUS PROVISIONS

                  10.1 OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

                  10.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

                  10.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

                  10.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  10.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereto.

                  10.6 POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

         11.      DEFINITIONS

         The following definitional provisions shall be in effect for all purposes under this Agreement.

         CODE means the Internal Revenue Code of 1986, as amended.

         COMMON STOCK means the common stock of Remedy Corporation.

         COMPANY means Remedy Corporation, a Delaware corporation.

         CORPORATE TRANSACTION means any of the following transactions

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary.

         DISPOSITION NOTICE means written notice to be delivered to the Company in accordance with Article VI of this Agreement when a bona fide third-party offer is received for the purchase or other transfer of the Purchased Shares. Such Disposition Notice shall specify the basic terms and conditions of the offer, including the proposed purchase price for the Target Shares, and identify the third-party offeror.

         DISSOLUTION NOTICE means written notice to be delivered to the Company in accordance with Article VIII of this Agreement. Such notice shall inform the Company of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         EXERCISE NOTICE means the written notification to be provided by the Company to the Owner of the Target Shares in connection with the Company's exercise of the First Refusal Right pursuant to Article VI of this Agreement.

         FIRST REFUSAL RIGHT means the right of first refusal granted the Company pursuant to Article VI of this Agreement, pursuant to which the Company shall have the right to purchase any vested shares of Common Stock for which the Owner has received a purchase or other transfer offer from any third party.

         GRANT NOTICE means the Notice of Grant of Stock Option which specifies the principal terms of the Option and to which a copy of this Agreement was attached as Exhibit B.

         1933 ACT means the Securities Act of 1933, as amended.

         OPTION AGREEMENT means the agreement between the Company and Optionee which evidences the Option. A copy of such agreement was attached as Exhibit A to the Grant Notice.

         OPTIONEE means the individual to whom the Option was issued under the Plan.

         OWNER means, for purposes of Articles III, IV, V and VI of this Agreement, the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 3.1 of this Agreement.

         PARENT corporation means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PLAN means the 1991 Stock Option/Stock Issuance Plan of the Company.

         PRIOR PURCHASE AGREEMENTS means other Stock Purchase Agreements which are executed prior to the date of this Agreement and pursuant to which Optionee has purchased shares offered under the Option.

         PURCHASE NOTICE means the written notice to be provided by the Company to the Optionee and the Optionee's Spouse in connection with the exercise of the Company's Special Purchase Right under Article VIII.

         REORGANIZATION RIGHT means the right of the Company to repurchase Unvested Shares from the Owner at the original option price paid per share in accordance with the provisions of Article IV of this Agreement.

         SERVICE shall mean the performance of services for the Company or any Parent or Subsidiary corporation by an individual in the capacity of an employee, a non-employee member of the board of directors or a consultant. The Optionee shall be deemed to remain in Service for so long as such individual renders services to the Company or any Parent or Subsidiary corporation on a periodic basis in the capacity of an employee, a non-employee member of the board of directors or a consultant.

         SPECIAL PURCHASE RIGHT means the Company's right to purchase from the Optionee's spouse all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares. The terms and conditions applicable to such right are set forth in Article VIII of this Agreement.

         SUBSIDIARY corporation means each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         TARGET SHARES means any or all of the Purchased Shares for which the Owner receives a bona fide third-party purchase or other transfer offer.

         UNVESTED SHARES means the shares in which Optionee has not yet acquired a vested interest pursuant to the vesting schedule set forth in the Grant Notice and incorporated by reference into paragraph 5.3 of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                         REMEDY CORPORATION

                         By:
                              -------------------------------------------------

                         Title:
                                -----------------------------------------------

                         Address:
                                  ---------------------------------------------

                                  ---------------------------------------------


                         ------------------------------------------------------
                         1~, OPTIONEE

                         Address:
                                  ---------------------------------------------

                                  ---------------------------------------------

         The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Company's granting the Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (without limitation) the right of the Company (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


                                   --------------------------------------------
                                   Optionee's Spouse

                                   Address:
                                            -----------------------------------

                                   --------------------------------------------

                                    EXHIBIT I
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, _______________________ hereby sell(s), assign(s) and transfer(s) unto REMEDY CORPORATION (the "Company"), _______________ (______________) shares of the Common Stock of the Company standing in _______________ name on the books of the Company represented by Certificate No.
_____ herewith, and does hereby irrevocably constitute and appoint
___________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  ______________________, 19____




                                              ---------------------------------
                                              Signature








INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Optionee.

                                   EXHIBIT II
                               SECTION 260.141.11
                    TITLE 10, CALIFORNIA ADMINISTRATIVE CODE

         260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

         (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

         (1)      to the issuer;

         (2)      pursuant to the order or process of any court;

         (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (5)      to holders of securities of the same class of the same issuer;

         (6)      by way of gift or donation inter vivos or on death;

         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

         (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

         (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                                              REPURCHASE RIGHTS

                                   EXHIBIT III
                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:  1~
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of REMEDY CORPORATION.

(3)      The property was issued on __________________, 19___.

(4) The taxable year in which the election is being made is the calendar year 19____.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a ____________ period ending on
         ______________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________ per share.

(7)      The amount paid for such property is $________ per share.

(8) A copy of this statement was furnished to REMEDY CORPORATION, for whom taxpayer rendered the services underlying the transfer of property.

(9)      This statement is executed as of:  __________________, 19___.


---------------------------------              ---------------------------------
Spouse (if any)                                Taxpayer

THIS FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS/HER FEDERAL INCOME TAX RETURNS. THE FILING MUST BE MADE WITHIN 30 DAYS AFTER THE EXECUTION DATE OF THE STOCK PURCHASE AGREEMENT.

                                                               REPURCHASE RIGHTS

                                   EXHIBIT IV
          SPECIAL PROTECTIVE ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY ACQUIRED UPON
                     EXERCISE OF AN INCENTIVE STOCK OPTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:  1~
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is _______________ shares of the common stock of REMEDY CORPORATION.

(3)      The property was issued on ____________________, 19___.

(4) The taxable year in which the election is being made is the calendar year 19___.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a _____________ period ending on
         _______________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7)      The amount paid for such property is $________ per share.

(8) A copy of this statement was furnished to REMEDY CORPORATION for whom taxpayer rendered the services underlying the transfer of property.
(9)      This statement is executed as of:  ________________, 19___.

(10)

--------------------------------                --------------------------------
Spouse (if any)                                 Taxpayer

         The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an Incentive Stock Option under Section 422 of the Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

         1. The amount by which the fair market value of the purchased shares at the time the forfeiture restrictions applicable to such shares lapse exceeds the purchase price paid for the shares will be includible within the Taxpayers alternative minimum taxable income. The purpose of this election is to have that spread measured at the time the shares are transferred to the Taxpayer rather than on the various lapse dates in effect for the restrictions. The election is to be effective to the full extent permitted under the Internal Revenue Code.

         2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date to transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

This form should be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Stock Purchase Agreement.

                               REMEDY CORPORATION
                       RESTRICTED STOCK ISSUANCE AGREEMENT

         AGREEMENT made as of this _____ day of ___________, by and among the Company, 1~, a participant ("Participant") in the Plan and _______________, the Participant's spouse.

         Except to the extent the context clearly indicates otherwise, each capitalized term used in this Agreement shall have the meaning assigned to such term in Article XI.

         1.       PURCHASE OF SHARES

                  1.1 PURCHASE. The Participant hereby purchases, and the Company hereby sells to Participant, 2~ shares of Common Stock (the "Shares") at a purchase price of 3~ per share (the "Purchase Price") pursuant to the provisions of the Plan.

                  1.2 PAYMENT. Concurrently with the execution of this Agreement, the Participant shall deliver to the Secretary of the Company (i) the aggregate Purchase Price payable for the Shares in cash or cash equivalent and
(ii) a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A).

                  1.3 DELIVERY OF CERTIFICATES. The certificates representing the Shares hereunder shall be held in escrow by the Secretary of the Company as provided in Article VII hereof.

                  1.4 SHAREHOLDER RIGHTS. Until such time as the Company actually exercises its Repurchase Right, First Refusal Right or Special Purchase Right under this Agreement, Participant (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article VII, subject, however, to the transfer restrictions of Article IV.

         2.       SECURITIES LAW COMPLIANCE

                  2.1 EXEMPTION FROM REGISTRATION. The Shares have not been registered under the 1933 Act, and are being issued to Participant in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans such as the Plan. Participant hereby acknowledges receipt of a copy of the documentation for such Plan in the form of Exhibit B attached hereto.

                  2.2      RESTRICTED SECURITIES.

                           (A)      Participant hereby confirms that Participant
has been informed that the Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Shares for an indefinite period and that Participant is aware that Rule 144 of the

Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act.

                           (B)      Upon the expiration of the ninety (90)-day
period immediately following the date on which the Company first becomes subject to the reporting requirements of the Exchange Act, the Shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Participant is at the time of such sale an affiliate of the Company for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Participant is not at the time of the sale an affiliate of the Company nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Shares held for less than three (3) years following payment in cash of the Purchase Price therefor) will be applicable to the sale.

                           (C)      Should the Company not become subject to the
reporting requirements of the Exchange Act, then Participant may, provided he/she is not at the time an affiliate of the Company (nor was such an affiliate during the preceding three (3) months), sell the Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Shares have been held for a period of three (3) years following the payment in cash of the Purchase Price for such shares.

                  2.3 DISPOSITION OF SHARES. Participant hereby agrees that Participant shall make no disposition of the Shares (other than a permitted transfer under paragraph 4.1) unless and until:

                           (A)      Participant shall have notified the Company
of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                           (B)      Participant shall have complied with all
requirements of this Agreement applicable to the disposition of the Shares;

                           (C)      Participant shall have provided the Company
with written assurances, in form and substance satisfactory to the Company, that
(i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken; and

                           (D)      Participant shall have provided the Company
with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in paragraph 2.5.

         The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Article II NOR (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

                  2.4 RESTRICTIVE LEGENDS. In order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including one or more of the following legends:

                           (A)      "The shares represented by this certificate
have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

                           (B)      "It is unlawful to consummate a sale or
transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

                           (C)      "This certificate and the shares represented
hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ______________, 19___, between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Company (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Company's shares or upon termination of service with the Company. The Company will upon written request furnish a copy of such agreement to the holder hereof without charge."

                  2.5 RECEIPT OF COMMISSIONER RULES. Participant hereby acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit C to this Agreement.

         3.       SPECIAL TAX PROVISIONS

                  3.1 SECTION 83(b) ELECTION. The Participant understands that under Section 83 of the Code, the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price for such Shares will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right provided under Article V of this Agreement. Participant understands that he/she may elect under Section 83(b) of the Code to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit D hereto. Participant understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Participant as the forfeiture restrictions lapse. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A

TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Participant must retain two (2) copies of the completed form for filing with his/her State and Federal tax returns for the current tax year and an additional copy for his/her personal records.

         4.       TRANSFER RESTRICTIONS

                  4.1 RESTRICTION ON TRANSFER. Participant shall not transfer, assign, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Right under Article V. In addition, Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article VI. Such restrictions on transfer, however, shall NOT be applicable to (i) a gratuitous transfer of the Shares PROVIDED AND ONLY IF the Participant obtains the Company's prior written consent to such transfer, (ii) a transfer of title to the Shares effected pursuant to the Participant's will or the laws of intestate succession or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Participant in connection with the acquisition of the Shares.

                  4.2 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Company's Repurchase Right and the Company's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.3, to the same extent such Shares would be so subject if retained by the Participant.

                  4.3      MARKET STAND-OFF PROVISIONS.

                           (A)      In connection with any underwritten public
offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; PROVIDED, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.3 shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect.

                           (B)      Owner shall be subject to the market
stand-off provisions of this paragraph 4.3 PROVIDED AND ONLY IF the officers and directors of the Company are also subject to similar arrangements.

                           (C)      In the event of any stock dividend, stock
split, recapitalization or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this paragraph 4.3, to the same extent the Shares are at such time covered by such provisions.

                           (D)      In order to enforce the limitations of this
paragraph 4.3, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

         5.       REPURCHASE RIGHT

                  5.1 GRANT. The Company is hereby granted the Repurchase Right, exercisable at any time during the sixty (60)-day period following the date the Participant ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Purchase Price all or (at the discretion of the Company and with the consent of the Participant) any portion of the Shares in which the Participant has not acquired a vested interest in accordance with the vesting provisions of paragraph 5.3 below.

                  5.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be repurchased.

                  5.3 TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Shares in which the Participant vests in accordance with the schedule below. Accordingly, provided the Participant continues in Service, the Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in accordance with the following provisions:

                           (i)      The Participant shall not acquire any vested
interest in, nor shall the Repurchase Right lapse with respect to, any Shares during the initial twelve (12) months of Service measured from______________.

                           (ii)     Upon the completion of the twelve (12) month
Service period specified in subparagraph (i) above, the Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, 25% of the Shares.

                           (iii)    From and after the initial vesting date
under subparagraph (ii) above, the Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the remaining Shares in a series of successive equal monthly installments over each of the next thirty-six (36) months of Service thereafter.

         All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right and (ii) the market stand-off provisions of paragraph 4.3.

                  5.4 FRACTIONAL SHARES. No fractional shares shall be repurchased by the Company. Accordingly should the Repurchase Right extend to a fractional share (in accordance with the vesting computation provisions of paragraph 5.3) at the time the Participant ceases Service, then such fractional share shall be added to any fractional share in which the Participant is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

                  5.5 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares at the time subject to the Repurchase Right hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; PROVIDED, however, that the aggregate Purchase Price shall remain the same.

                  5.6      CORPORATE TRANSACTION.

                           (A)      Immediately prior to the consummation of any
of the following stockholder-approved transactions (a "Corporate Transaction"):

                                    (i)      a merger or consolidation in which
the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, or

                                    (ii)     the sale, transfer or other
disposition of all or substantially all of the assets of the Company; or

                                    (iii)    any reverse merger in which the
Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

                           (B)      To the extent the Repurchase Right remains
in effect following such Corporate Transaction, it shall apply to the new capital stock or other property (including cash) received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure; PROVIDED, however, that the aggregate Purchase Price shall remain the same.

         6.       RIGHT OF FIRST REFUSAL

                  6.1 GRANT. The Company is hereby granted the First Refusal Right, exercisable in connection with any proposed transfer of the Shares in which the Participant has vested in accordance with the vesting provisions of Article V. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

                  6.2 NOTICE OF INTENDED DISPOSITION. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Shares, Owner shall promptly (i) deliver the Disposition Notice to the Corporate Secretary of the Company, specifying the terms and conditions of the offer and identifying the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

                  6.3 EXERCISE OF RIGHT. The Company (or its assignees) shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions as those specified therein or upon such other terms and conditions (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of the Exercise Notice to Owner prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII the certificates for such shares shall. automatically be released from escrow and delivered to the Company for purchase.

                  6.4 NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; PROVIDED, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Company's Repurchase Right under Article V and the Company's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph 2.2(a) and (ii) the market stand-off provisions of paragraph 4.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30)-day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

                  6.5 PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                           (A)      sale or other disposition of all the Target
Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

                           (B)      sale to the Company (or its assignees) of
the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

         Failure of Owner to deliver timely notification to the Company under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                  6.6 RECAPITALIZATION. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Company's First Refusal Right hereunder, but only to the extent the Shares are at the time covered by such right.

                  6.7 LAPSE. The First Refusal Right under this Article VI shall lapse and cease to have effect upon the EARLIEST to occur of (i) the first date on which shares of the Company's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Company's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.3 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

         7.       ESCROW

                  7.1 DEPOSIT. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Company to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow to the Company.

                  7.2 RECAPITALIZATION. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Company to be held in escrow under this Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

                  7.3 RELEASE/SURRENDER. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                           (i)      Should the Company (or its assignees) elect
to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

                           (ii)     Should the Company (or its assignees) elect
to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

                           (iii)    Should the Company (or its assignees) elect
NOT to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with the provisions of paragraph 6.4.

                           (iv)     As the interest of the Participant in the
Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                                    a.       The initial release of vested
shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve
(12)-month period measured from the initial vesting date under paragraph 5.3; provided, however, that in no event will vested shares be released from escrow until shareholder approval authorizing the issuance of such shares under the Plan has been obtained.

                                    b.       Subsequent releases of vested
shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter.

                                    c.       Upon the Participant's cessation of
Service, any escrowed Shares (or other assets or securities) in which the Participant is at the time vested shall be promptly released from escrow.

                                    d.       Upon any earlier termination of the
Company's Repurchase Right in accordance with the applicable provisions of
Article V, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

                           (v)      All Shares (or other assets or securities)
released from escrow in accordance with the provisions of subparagraph (iv) above shall nevertheless remain subject to (I) the Company's First Refusal Right under Article VI until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.3 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article VIII.

         8.       MARITAL DISSOLUTION OR LEGAL SEPARATION

                  8.1 GRANT. In connection with the dissolution of the Participant's marriage or the legal separation of the Participant and the Participant's spouse, the Company shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Company's receipt of the required Dissolution Notice under Paragraph 8.2, to purchase from the Participant's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

                  8.2 NOTICE OF DECREE OR AGREEMENT. The Participant shall promptly provide the Secretary of the Company with the Dissolution Notice. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Participant and the Participant's spouse which provides for the award to the spouse of one or more Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

                  8.3 EXERCISE OF SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of the Purchase Notice to the Participant and the Participant's spouse within thirty (30) days after the Company's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased, the date the purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Shares. The Participant (or the Participant's spouse, to the extent such spouse has physical possession of the Shares) shall prior to the close of business on the date specified for the purchase, deliver to the Secretary of the Company the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Participant's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

         If the Participant's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Company in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Company and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Company and the Participant's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; PROVIDED, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Company shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

                  8.4 LAPSE. The Special Purchase Right under this Article III shall lapse and cease to have effect upon the EARLIER to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

         9.       GENERAL PROVISIONS

                  9.1 ASSIGNMENT. The Company may assign its Repurchase Right under Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company.

         If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary corporation of the Company or (ii) the parent corporation owning one hundred percent (100%) of the Company's outstanding capital stock, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for Unvested Shares thereunder.

                  9.2 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason whatsoever, with or without cause.

                  9.3 NOTICES. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or
(ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.3 to all other parties to this Agreement.

                  9.4 NO WAIVER. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under
Article V, or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI, or the failure of the Company (or its assignees) in any instance to exercise the Special Purchase Right granted under Article VIII shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Participant or the Participant's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  9.5 CANCELLATION OF SHARES. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         10.      MISCELLANEOUS PROVISIONS

                  10.1 PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Shares pursuant to the express provisions of this Agreement.

                  10.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

                  10.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

                  10.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  10.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant and the Participant's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

                  10.6 POWER OF ATTORNEY. Participant's spouse hereby appoints Participant his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Participant's spouse further gives and grants unto Participant as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Participant shall lawfully do and cause to be done by virtue of this power of attorney.

         11.      DEFINITIONS

         The following definitional provisions shall be in effect for all purposes of this Agreement:

         CODE means the Internal Revenue Code of 1986, as amended.

         COMMON STOCK means the common stock of Remedy Corporation.

         COMPANY means Remedy Corporation, a Delaware corporation.

         CORPORATE TRANSACTION means any of the following transactions

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary.

         DISPOSITION NOTICE means written notice to be delivered to the Company in accordance with Article VI of this Agreement when a bona fide third-party offer is received for the purchase or other transfer of the Purchased Shares. Such Disposition Notice shall specify the basic terms and conditions of the offer, including the proposed purchase price for the Target Shares, and identify the third-party offeror.

         DISSOLUTION NOTICE means written notice to be delivered to the Company in accordance with Article VIII of this Agreement. Such notice shall inform the Company of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         EXERCISE NOTICE means the written notification to be provided by the Company to the Owner of the Target Shares in connection with the Company's exercise of the First Refusal Right pursuant to Article VI of this Agreement.

         FIRST REFUSAL RIGHT means the right of first refusal granted the Company pursuant to Article VI of this Agreement, pursuant to which the Company shall have the right to purchase any vested shares of Common Stock for which the Owner has received a purchase or other transfer offer from any third party.

         1933 ACT means the Securities Act of 1933, as amended.

         OWNER means, for purposes of Articles III, IV, V and VI of this Agreement, the Purchaser and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Purchaser in accordance with paragraph 3.1 of this Agreement.

         PARENT corporation means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PLAN means this 1991 Stock Option/Stock Issuance Plan of the Company.

         PURCHASE NOTICE means the written notice to be provided by the Company to the Participant and the Participant's Spouse in connection with the exercise of the Company's Special Purchase Right under Article VIII.

         REPURCHASE RIGHT means the right of the Company to repurchase Unvested Shares from the Owner at the original purchase price paid per share in accordance with the provisions of Article IV of this Agreement.

         SERVICE shall mean the performance of services for the Company or any Parent or Subsidiary corporation by an individual in the capacity of an employee, a non-employee member of the board of directors or a consultant. The Participant shall be deemed to remain in Service for so long as such individual renders services to the Company or any Parent or Subsidiary corporation on a periodic basis in the capacity of an employee, a non-employee member of the board of directors or a consultant.

         SPECIAL PURCHASE RIGHT means the Company's right to purchase from the Participant's spouse all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares. The terms and conditions applicable to such right are set forth in Article VIII of this Agreement.

         SUBSIDIARY corporation means each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         TARGET SHARES means any or all of the Purchased Shares for which the Owner receives a bona fide third-party purchase or other transfer offer.

         UNVESTED SHARES means the shares in which Participant has not yet acquired a vested interest pursuant to the vesting schedule set forth in paragraph 5.3 of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                              REMEDY CORPORATION

                              By:
                                   ---------------------------------------------

                              Title:
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                              --------------------------------------------------



                              --------------------------------------------------
                              1~, Participant*

                              Address:
                                       -----------------------------------------

                              --------------------------------------------------




----------------------

     * I have received, completed, executed and retained the I.R.C. Section 83(b) election that was attached hereto as Exhibit D. As set forth in Article III, I understand that I, and NOT the Company, will be responsible for completing the form and filing the election with the appropriate offices of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will not be entitled to the tax benefits provided by Section 83(b).

         The undersigned spouse of Participant has read and hereby approves the foregoing Restricted Stock Purchase Agreement. In consideration of the Company's granting the Participant the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including, (specifically) the right of the Company (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


                          ------------------------------------------------------
                          Participant's Spouse

                          Address:
                                   ---------------------------------------------

                          ------------------------------------------------------

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, ________________ hereby sell(s), assign(s) and transfer(s) unto Remedy Corporation (the "Company") _____________
(_______________) shares of the Common Stock of the Company standing in _________________name on the books of the Company represented by Certificate No.
____________ herewith and do hereby irrevocably constitute and appoint
_________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  ____________________


                                             -----------------------------------
                                             Signature







Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Participant.

                                    EXHIBIT C
                               SECTION 260.141.11
                    TITLE 10, CALIFORNIA ADMINISTRATIVE CODE

         260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

         (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

         (1)      to the issuer;

         (2)      pursuant to the order or process of any court;

         (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (5)      to holders of securities of the same class of the same issuer;

         (6)      by way of gift or donation inter vivos or on death;

         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

         (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

         (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                                               REPURCHASE RIGHTS
                                    EXHIBIT D

                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:  _____________
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is _____________shares of the common stock of Remedy Corporation.

(3)      The property was issued on ______________, 19___.

(4) The taxable year in which the election is being made is the calendar year 19___.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a forty-eight (48)-month period ending on
         ____________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ ________ per share.

(7)      The amount paid for such property is $_________ per share.

(8) A copy of this statement was furnished to Remedy Corporation, for whom taxpayer rendered the service underlying the transfer of property.
(9)      This statement is executed as of:  ____________, 19___.



------------------------------------        ------------------------------------
Spouse (if any)                             Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Issuance Agreement.